                            POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Steven G. Osgood and Nick Katzakis signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the undersigned, in the
                  undersigned's capacity as an officer and/or trustee of
                  U-Store-It Trust (the "Company"), Forms 3, 4 and
                  5 in accordance with Section 16(a) of the Securities
                  Exchange Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely
                  file such form with the United States Securities and
                  Exchange Commission and any stock exchange or similar
                  authority; and

         (3)      take any other action of any type whatsoever in
                  connection with the foregoing which, in the opinion of
                  such attorney-in-fact, may be of benefit to, and in the
                  best interest of, or legally required by, the undersigned.

         The  undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 18th day of October, 2004.

                                       /s/ Robert J. Amsdell
                                       Name:  Robert J. Amsdell